PROPERTY, EQUIPMENT AND SOFTWARE, NET (Tables)	12 Months Ended
Dec. 31, 2022
PROPERTY, EQUIPMENT AND SOFTWARE, NET
Schedule of property, equipment and software, net

	As of December 31,
	2021	2022
	RMB	RMB
Electronic equipment	429,683	849,020
Leasehold improvement	65,885	95,554
Furniture and fixtures	12,784	18,514
Motor vehicles	3,904	5,272
Software	3,126	4,055
Total cost	515,382	972,415
Less: accumulated depreciation	(146,256)	(281,379)
Total property, equipment and software, net	369,126	691,036